UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 28, 2015

Date of Report (Date of earliest event reported)

NOVUS ROBOTICS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-140396	20-3061959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7669 Kimbal Street Mississauga, Ontario Canda	L5S 1A7
(Address of principal executive offices)	(Zip Code)

(905) 672-7669

Registrant’s telephone number, including area code

___________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Novus Robotics, Inc., a Nevada corporation (the "Company") reports in this Current Report on Form 8-K a change in certifying accountants. Effective May 28, 2015, the Company has engaged BF Borgers CPA PC, 5400 W. Cedar Avenue, Lakewood, Colorado 80226 ("Borgers") as its principal independent registered public accounting firm, which includes audit of the financial statements for fiscal year ended December 31, 2014. The decision to change its principal independent registered public accounting firm has been approved by the Company’s board of directors.

The Company reported in its current report on Form 8-K filed with the Securities and Exchange Commission on April 21, 2015 the resignation of De Joya Griffith ("De Joya") as its previous principal independent registered public accounting firm effective April 13, 2015 (the "De Joya Current Report"). The Board of Directors discussed with De Joya the subject matter of De Joya's disagreements with the Company regarding their audit of the financial statements for fiscal year ended December 31, 2014. At issue was one invoice in the amount of $98,000, which was dated in error November 29, 2012 (the "Invoice"), and revenue recognized in 2013 associated with the Invoice. De Joya was of the opinion that the Company must complete an analysis and investigation of the Invoice to determine the proper accounting and, if related to previously issued financial statements, be prepared to file a non-reliance current report on Form 8-K. De Joya believed it received conflicting information from the Company regarding the Invoice resulting in the preceived risk of a material misstatement of the financial statements for the Company for fiscal year ended December 31, 2013. The Board of Directors of the Company disagreed with the auditors perception regarding a "material misstatement of the financial statements" as well as advising them such since the Invoice represented approximately only .04175% of total sales during fiscal year ended December 31, 2013. The Board of Directors has authorized De Joya to respond fully to the inquiries by Borgers, its newly engaged auditors, concerning the subject matter of such disagreements.

The Company provided De Joya with a copy of the De Joya Current Report on Form 8-K and requested that De Joya furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not De Joya agrees with the statements made in the De Joya Current Report on Form 8-K with respect to De Joya and, if not, stating the aspects with which they do not agree. The letter from De Joya dated April 16, 2015 was filed as Exhibit 16.1 to the De Joya Current Report.

In connection with the Company’s appointment of Borgers as the Company’s principal registered accounting firm at this time, notwithstanding the engagement of Borgers pertaining to the financial statements for fiscal year ended December 31, 2014, the Company has not consulted Borgers on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements during the two other most recent fiscal years (December 31, 2013 and December 31, 2012) and subsequent interim period through the date of engagement.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

16.1	Letter from De Joya Griffith dated April 16, 2015 incorporated by reference to exhibit 16.1 filed with the Current Report on Form 8-K with the Securities and Exchange Commission on April 21, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVUS ROBOTICS INC.

Date: May 29, 2015	By:	Berardino Paolucci
	Name:	Berardino Paolucci
	Title:	President/Chief Executive Officer

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